Exhibit 10(a)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated March 31, 2010, with respect to the statutory-basis financial statements and schedules of Western Reserve Life Assurance Co. of Ohio, and (2) dated April 21, 2010, with respect to the financial statements of the subaccounts of the WRL Series Annuity Account, included in Post-Effective Amendment No. 14 to the Registration Statement (Form N-4, No. 333-24959) under the Securities Act of 1933 and related Prospectus of WRL Freedom Wealth Creator Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 21, 2010